Texas Capital Value Funds - Prospectus  January
31, 2004
Table of Contents
What is the Fund's Investment Strategy?         2
What Risks are Involved?                        2
How Has the Fund Performed                      4
What Fees and Expenses Do I Pay?                5
How do I Purchase Shares?                       8
How do I Sell Shares?                          10
What Can the Fund Invest In?                   12
Who Runs the Fund?                             14
How do Fund Distributions and Taxes Work?      15
Does the Fund Offer Retirement Accounts?       16
What Else Must I Know Before Investing?        17
Financial Highlights                           20
How Do I Reach the Fund?                       21


Ticker Symbol    Value & Growth Portfolio   TCVGX

Phone Numbers
      Existing Accounts 888-839-4769
      New Accounts      888-839-7424

This prospectus tells you what you need to know about the Value & Growth Portfolio before you invest. First Austin Capital Management, Inc.
manages and administers the Fund and will be referred to as "we" or "us" in this prospectus.
You should read this prospectus carefully before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not a solicitation by the Fund for the sale of shares in states in which the offering is not authorized. No one is authorized by the Fund to give information or make representations that are different from any material issued by the Fund or its Distributor.
No one should rely on any other information or representation.

WHAT IS FUND'S INVESTMENT STRATEGY?

Objective

Value & Growth Portfolio
      Capital appreciation by investing in equity securities of domestic and foreign corporations.



What is the Fund's Investment Strategy?

We will seek to achieve our objective by purchasing and holding stocks of both foreign and domestic companies. We practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities.
Qualitative factors are considered in investment selection, but their influence is usually minimal.
The Fund is "non-diversified," meaning that it has the ability to invest a larger percentage of its overall assets in any one stock than do "diversified" funds.

We seek capital appreciation by investing in companies that are undervalued, including smaller capitalization companies, which generally have market capitalizations under $2 billion.

You should read "What Can the Fund Invest In?"
and "What Risks are Involved?" below, for more information.

WHAT RISKS ARE INVOLVED?

General

Losing money is a risk associated with investing in all mutual funds that have objectives and strategies similar to those of the Fund. Please read the other risks detailed below that apply to investing in our Fund.

Market Risk

Market Risk involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

Small Capitalization Company Risk

Small capitalization company risk involves the risk of investing in lesser known companies that are smaller, especially those that are traded infrequently, than investing in larger, frequently traded companies with proven track records and whose stock trades more frequently.


Non-diversification Risk

Because the Fund is "non-diversified," you should be aware that investing in it may pose a greater risk than investing in diversified funds because non-diversified funds tend to be more sensitive to a single economic, political, or regulatory occurrence.

Suitability

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. The Fund is not intended to be a complete investment program for investors.


Foreign Investments

Foreign-based companies may not be subject to the same accounting reporting requirements that U.S.
companies must satisfy. For this reason, foreign-based companies may provide less publicly available information.

Other Risks

An investment in this Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How Has the Fund Performed?

The bar chart and table below illustrate the variability of the Fund's returns and the risks of investing. The bar chart shows how performance has varied from year to year. The table compares the Fund's performance to that of two broad-based market indexes. This information is based on past performance. It is not a prediction of future results.


[CHART SHOWING RETURNS FOR THE VALUE & GROWTH PORTFOLIO]


Value & Growth: 1996  26.2%
                1997  45.6%
                1998  -3.1%
                1999 -22.1%
                2000  17.7%
                2001  20.5%
                2002 -18.6%
                2003  72.2%

The inception date for Value & Growth was 11/6/95.
Sales loads were not reflected in these performance numbers. If they were reflected, returns would be less than shown.

Best Quarter for above period  (Q2 2003): 35.41%
Worst Quarter for above period (Q3 1998):-32.11%


Average Annual Returns for 1 year, 5 year and since inception compared to the Russell 2000 index and S&P
500, as of December 31, 2003. The Russell 2000 index is an unmanaged equity index comprising smaller U.S.
companies and includes dividends reinvested.  The S&P
500 is an unmanaged equity index generally comprising the 500 largest market-capitalization stocks.




                                         1 year    5 years    Since
                                                            Inception

Return Before Taxes                      62.29%     7.86%     11.63%

Return After Taxes on                    62.29%     7.86%     11.43%
Distributions

Return After Taxes on
Distributions and Sale of Fund Shares    52.95%     6.83%     10.23%

Russell 2000 (reflects no deduction
for fees, expenses, or taxes)            47.25%     7.13%      9.21%

S&P 500 (reflects no deduction
for fees, expenses, or taxes)            28.62%    -0.61%      9.10%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may Differ from those shown, and after-tax returns shown are not relevant
To investors who hold their Fund shares through tax-deferred arrangements, Such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Indexes.


WHAT FEES AND EXPENSES DO I PAY?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                          Value &
(fees paid directly from your investment) Growth
Max. Sales Charge
(Load) Imposed on
Purchases (as a %
of offering price)                        6.10%

Max. Deferred Sales Charge (Load)
as a percentage of the
amount redeemed                           See Note*

Max. Sales Charge
(Load) Imposed on
Reinvested Dividends
and other Distributions:                  None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fees                           1.00%

Distribution and
Service (12b-1) Fees                      0.25%

Other Expenses                            0.68%

Total Annual Fund
Operating Percentage:                     1.93%


* A $15 wire redemption fee may be charged to your account. A 1% contingent deferred sales charge will apply to all who invest $1 million or more without paying the initial sales charge and redeem within eighteen months. Please read "Sales Charges" on Page 5.


Example

The following table should help you understand the various costs and expenses that you would bear as a shareholder in the Fund and compare them to other Funds. The example assumes that you invest
$10,000, pay the maximum sales load, earn a 5% annual rate of return, redeem at the end of the period and the Fund's operating expenses remain the same.

You should not consider this example to be representative of past or future expenses or performance. Your actual expenses may be greater or less than shown below. Our advisory fee is higher than that paid by most funds.



                 Value & Growth
1 year            $760
3 years           $1,146
5 years           $1,557
10 years          $2,699



You would pay the following expenses if you did not
redeem your shares:
1 year            $760
3 years           $1,146
5 years           $1,557
10 years          $2,699

12b-1 Plan

The Fund has adopted a plan under rule
12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares.
Specifically, agents (brokers) of registered broker-dealers will distribute shares, and the Fund will be charged, and your broker will collect, .25% of average daily net assets on the amount invested in the Fund. For investors who invest directly with the Fund, the Distributor will be the broker on the account. All 12b-1 fees will accrue daily and be paid quarterly. No 12b-1 fees will be paid if the quarterly amount accrued is less than $50.
According to the 12b-1 Plan, the services provided by selected broker-dealers are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing shareholders.

The fees collected under the 12b-1 plan may be used to pay for Fund "supermarket fees." Supermarket fees are charged by financial institutions so that the Fund may be available for purchase and sale in a mutual fund marketplace.

Because the fees are ongoing, the distribution expense may increase the cost of your investment and may cost you more than if such amounts had been paid as an initial sales charge.

Sales Charges

The Fund is distributed through the broker-dealer community at an offering price that includes a sales charge. If you wish to purchase shares, the charge will be levied against the purchase amount, and it will be paid to your broker and the Distributor.

Sales charge as a percentage of assets invested

Transaction                         As a %    As a %     dealer
Amount                             of assets  of price   discount
less than $50,000                     5.75%      6.10%    5.00%

$50,000 but less than $100,000        4.75%      4.99%    4.00%

$100,000 but less than $250,000       3.75%      3.90%    3.00%

$250,000 but less than $500,000       2.75%      2.83%    2.25%

$500,000 but less than $1 million     2.00%      2.04%    1.75%

$1 million * and up                   0.0%*        0%       0%

*for single purchases aggregating $1 million or more, you will not pay an initial sales charge. The fund's advisor will pay the authorized broker
1% of the amount invested. On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 18 months of the initial investment.

Information on ways to reduce or avoid paying the sales charge is available in the Statement of Additional Information.

Other Fees
     Annual IRA Maintenance Fee              $15.00
     This is applicable to Traditional, Roth and Coverdell Education
     Savings Account (formerly Education IRA) and subject to change.
     Refund of excess contributions          $25.00
     IRA distributions to participant        $25.00
     IRA transfer to successor trustee       $25.00
     Wire Fee $15.00
     Return check or ACH and stop payment    $25.00



Other fees may be charged by other advisors, broker-dealers, or financial institutions in connection with purchases or sales of the Fund.

HOW DO I PURCHASE SHARES?

Purchases through a broker

You may purchase shares in the Fund through any broker-dealer that has signed a sales agreement with the Fund. Broker-dealers may place Fund orders on behalf of shareholders by calling the Distributor. Some financial intermediaries may accept purchase and redemption orders for the Fund and may have a specialized agreement with the Fund for settlement and payment. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and forwarding payment within three business days. Orders will be processed only after receipt in good order.

Direct Purchases

All completed applications and checks go to:

Sending via U.S. Mail
      Texas Capital Value Funds
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

Sending via overnight courier
      Texas Capital Value Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      Mutual Fund Services
      615 E. Michigan Street, 3rd Floor
      Milwaukee, WI 53202-5207


Whenever you write a check for an additional purchase, make sure you include your account number and the name on your account. You do not need a certified check, but the check must be drawn on a U.S. bank in U.S. dollars. Your purchase will be processed at the public offering price next calculated after your money and completed application are received by the transfer agent by the close of the New York
Stock Exchange (currently 4:00 PM Eastern).
A fee may be imposed if your check does not clear.
The Fund reserves the right to reject all or part of any purchase.

Include the following information on all wire transfers:

      U.S. Bank, N.A.
      777 E. Wisconsin Ave.
      Milwaukee, WI 53202
      ABA#075000022
      Credit:  U.S. Bancorp Fund Services, LLC
      Account Number:  112-952-137
      Further Credit:  Texas Capital Value Funds, Inc.
      Shareholder name and account number


Call 888-839-7424, and notify the transfer agent whenever you are wiring money. They can give you an account number over the phone if you are a first time investor.

You cannot redeem your investment if you purchased by wire until one business day after the completed account application is received by the Fund.




Minimums

The minimum initial investment you may invest is $2000 unless you are using the Autovest Plan described below or unless we, at our discretion, waive the minimum. Subsequent investments are subject to a $100 minimum. The Fund can raise or lower minimums at its discretion.

Autovest Plan

Under the Autovest Plan, your money will be transferred from your bank account to your account with Texas Capital Value Funds on or about the 15th of each month or quarter. You can participate in the Autovest Plan by filling out the appropriate section of the New Account Forms. You are obligated to contribute at least $2000 the first year of the plan.
You may obtain more information by calling the Transfer Agent.

Anti-Money Laundering Program

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at
(888) 839-7424 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.
The Fund may also reserve the right to close the account within 5 business days if clarifying information/ documentation is not received.

Cash Equivalent

The Fund will not accept payment in cash, including cashier's check or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

HOW DO I SELL SHARES?

You may redeem all or part of your investment at closing net asset value any day the New York Stock
Exchange is open. Redemption price is the next net asset value per share determined after your request is received in good order.

Things you should know about redeeming your shares:

      Checks will be remitted to the address of record only.

      If you request a wire, another $15 will be charged as a wire fee.

      You bear the risk of a loss that may result from unauthorized or fraudulent transactions that the Transfer Agent believes to be genuine.

      All owners of the account must sign
      redemption documents.

      The Fund may require additional documents in the case of shareholder death, corporate accounts, agent or fiduciary.

      Payment of redemption proceeds will be no later than the 7th day after receipt of signature guarantees and other necessary documents.

      The Fund may suspend the right of redemption in extraordinary circumstances in accordance with the rules set by the Securities and Exchange Commission.

      If you redeem shortly after purchase by
      check, the Fund will wait for notification that the check has cleared before processing your request. This could take up to 15 business days from the purchase date.

      A redemption may result in recognition of a gain or loss to the shareholder for Federal
      Income Tax purposes.




Written request for redemption

You may redeem your shares directly through the Fund via written request. For any amount over $25,000 you will need a signature guarantee as discussed below.

Telephone redemptions

You may redeem shares over the telephone only if you requested telephone redemption privileges on your account application. If you did not request this, you may do so in writing to the Transfer
Agent with an accompanying signature guarantee.

Things you should know about telephone redemptions:

      You cannot redeem over the telephone if
      you paid by check and the payment has been on the books for less than 15 days.

      If the transfer agent is handling a large volume of calls you may have to send a redemption request via overnight mail.

      The Transfer Agent may ask certain questions that are designed to help confirm your identity as the shareholder of record.

Situations involving redemptions

If you redeem shares and then within 60 days change your mind, you may reinvest the redemption amount without paying the sales charge. This may be done once per shareholder. This one-time exemption is not used up if your intent is to reinvest the redemption amount in an IRA or Pension. If you realized any taxable gains on your redemption, this privilege will not alter your responsibility to the IRS. If you realized a loss, depending on the timing and amounts of the reinvestment, you may not be allowed to take the loss for tax purposes.
Please consult your personal tax advisor before making these decisions.

If your account, because of redemptions, falls below $2000 and is not a retirement account or a UGMA/UTMA account then the Fund may redeem shares in your account. This does not apply if your account falls below $2000 because of a drop in Net Asset Value. If the Fund determines to make an involuntary redemption, you will be notified that your account is less than $2000 and you will have 30 days to bring your account value up to $2000 by investing more money before the Fund takes any action.

Signature Guarantees

To protect you and the Fund from fraud, a signature guarantee of each owner is required to redeem shares in the following situations:

If ownership is changed on your account
When redemption proceeds are sent to a different address than that registered on the account
If the proceeds are to be made payable to someone other than the account's owner(s)

Signature Guarantee Cont.

Any redemption transmitted by federal wire transfer to a bank other than the bank of record
If a change of address request has been received by the Transfer Agent within the last 15 days
For all redemptions of $25,000 or more from any shareholder account

      The Fund may waive any of the above
      requirements in certain instances.

Where To Get a Signature Guarantee

      Participants in good standing of the
      Securities Transfer Agents Medallion
      Program ("STAMP")

      Commercial banks which are members of
      the Federal Deposit Insurance
      Corporation ("F.D.I.C.")

      Trust companies

      Firms that are members of a domestic
      stock exchange

      Eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities
      Exchange Act of 1934 that are authorized by charter to provide signature guarantees

      Foreign branches of any of the above

The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

WHAT CAN THE FUND INVEST IN?

The following should be read in conjunction with the section beginning on page 2 entitled "What Risks are Involved?"

The Fund seeks capital appreciation by investing in common stocks of domestic and foreign corporations.
The Fund's objective can change without shareholder approval.

The Fund invests primarily in common stocks that the advisor deems to be undervalued and which have characteristics the advisor deems will likely cause those stocks to appreciate in the near future. Such characteristics include the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts' expectations, earnings surprises and other characteristics the advisor deems may impact the appreciation of stocks. Historically, the Fund has primarily been invested in smaller companies, although the Fund is not limited to such companies.
Additionally, the Fund has historically held little cash and been fully invested in stocks.

Please see "What Risks are Involved" on page 4 for a description of the following risks:
   Market Risk
   Small Capitalization Company Risk
   Non-Diversification Risk
   Suitability
   Foreign Investments
   Other Risks

Portfolio Turnover

We may make changes in the Fund consistent with the Fund's policies when we believe doing so is in the best interest of the Fund. We anticipate
Fund turnover to be considerably higher than that of comparable funds. High turnover may increase transaction costs, increase taxable gains and negatively affect performance. We consider these effects when evaluating short-term investments. We will invest the Fund primarily in common equities listed on the major U.S. Stock
Exchanges, including American Depository Receipts, or securities convertible into common stocks. Up to 33% of the Fund's investment portfolio may include companies traded on foreign exchanges.


The Fund is "non-diversified," which means the Fund must follow these guidelines:

      The Fund may not invest more than 25% of its total assets in any one issuer other than U.S. government securities.

      At the close of each quarter of the taxable
      year, at least 50% of the value of the Fund
      must be represented by:

            Cash and cash items, including U.S.
            government securities

            Other securities of different issuers
            in which the Fund cannot invest
            more than 5% of its assets, and at
            the same time, cannot own more
            than 10% of any one issuer.




The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. By taking a temporary defensive position, the Fund may not achieve its investment objectives. The Fund may, for temporary defensive purposes, hold cash or invest 100% of its assets in short-term debt instruments such as money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be investment grade as determined by Moody's Investor Service
Inc., or Standard & Poor's Corporation rating agencies.

WHO RUNS THE FUND?

Mark A. Coffelt, CFA
Chairman of the Board of Directors
Chief Investment Officer of the Advisor

Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management. He is a Chartered Financial Analyst of the Association of Investment Management and Research. Prior to founding the Fund's advisor, First Austin Capital Management, Inc. in
1987, he was Controller of Racal-Milgo, a data communications company. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.

Eric D. Barden, CFA

Co-Portfolio Manager

Mr. Barden received a BA in Government and Economics from the University of Texas. He is a Chartered
Financial Analyst of the Association of Investment
Management and Research. He joined First Austin in 1995 as an Investment Advisor and has been a portfolio manager since 1996. Mr. Barden is a Chartered Financial Analyst.


Investment Advisor

First Austin Capital Management, Inc., is the advisor to the Fund, and a registered investment advisor with the Securities and Exchange
Commission.  The address for First Austin Capital
Management, Inc. is:

6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX 78730

Mark Coffelt is the President and Chief Investment
Officer of First Austin, and Chairman of the Board of Directors and President of the Fund.
He founded the advisor in 1987. First
Austin manages discretionary accounts other than the Fund, including individuals and institutions.
The Advisor provides day-to-day investment management services to the Fund, and also is responsible for administration.

Advisory Agreement

Under the advisory agreement, First Austin will furnish investment advice to the Fund and continuously review and recommend to the Fund when and to what extent securities should be purchased or disposed of. The advisory agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days prior written notice to us.
Ultimate decisions regarding investment policy are made not by the Advisor but by the Investment
Company's Officers and Directors.

All Fund costs will be borne by the Advisor as part of fees charged with the exception of extraordinary legal expenses as determined by the Board of Directors, brokerage commissions, interest on any borrowings, and custodial charges based upon transactions in the Fund. Marketing expenses will be primarily borne by the Distributor. For advisory services, the Fund paid the Advisor $207,264 during the fiscal year 2003.

On-going legal and auditing expenses, federal and state registration fees, printing expenses for shareholder statements and prospectuses sent to existing shareholders, and the cost of fidelity bond and other insurance are paid by the Advisor as part of its Advisory and Administrative Contract with the Fund company.


Transfer Agent and Accounting Services

The Company has contracted with U.S. Bancorp Fund
Services, LLC for transfer agent and accounting services. You should call the transfer agent with questions about setting up or maintaining your account.

All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

Distributor

The Fund's Underwriter and Distributor is Rafferty
Capital Markets, Inc., an NASD registered broker-dealer.

HOW DO FUND DISTRIBUTIONS AND TAXES WORK?

The Fund will pay out almost all of the investment income and realized capital gains that it accumulates through its investments. The portion of the distribution attributed to long-term gains in the Fund's investments will be passed through and become your tax responsibility as a shareholder as long-term capital gains regardless of the amount of time you have owned the Fund.

All short-term capital gains and income realized by the Fund will also be passed through and become your tax responsibility as a shareholder. These gains will be taxed at your ordinary income tax rate. Distributions will be paid at least annually and if necessary may be authorized more often by the Board of Directors.

You should realize that purchasing shares shortly before distribution payout may adversely affect you by reducing the net asset value by the amount of the distribution and leaving you with a tax liability. You should also note that your investment may be subject to federal income tax when sold or when a distribution is made in cash or reinvested in additional shares.

The distributions that the Fund makes will be automatically reinvested with no sales charge, unless you specify on your application forms that you wish to be paid the distribution in cash.

The Fund is required to withhold 31% of reportable payments to shareholders who have not complied with IRS regulations. To avoid this withholding, you must provide the following information on or with your application:

      Certification on a W-9 tax form

      Social Security Number

      Attestation that you are not subject to
      back-up withholding





Reinvesting Cash Dividends

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares.

Outstanding Distribution Checks

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's current net asset value and to reinvest all subsequent distributions.

DOES THE FUND OFFER RETIREMENT ACCOUNTS?

IRA's

The company offers the following types of IRA's

      Traditional IRAs
      Roth IRAs
      Roth Conversion IRAs
      Education IRAs
      SEP IRAs
      Rollover IRAs


The minimum for Retirement Accounts is $500, and each account may be subject to a trustee annual charge of $15.00 for Traditional and Roth
IRAs, as well as Coverdell Education Savings Accounts.

You should discuss each plan listed above with your personal tax advisor, and you should read the company's Retirement Booklet including important disclosures before opening an account. The
Retirement Booklet is available at no charge by calling the Fund at 888-839-7424.

WHAT ELSE MUST I KNOW BEFORE INVESTING?


Reports

The Fund will send annual reports to shareholders containing certified financial statements and semi-annual reports containing unaudited financial statements.

Account Statements:      Provided Quarterly

Financial Reports:       Provided at least semi-annually

Confirmation Reports:    Provided after each transaction
                         that affects the account balance
                         or registration of shareholder
                         except for the reinvestment of
                         dividends and capital gains.

To reduce expenses, one copy of each report will be mailed to each Tax ID even though you may have more than one account with the Fund.

Net Asset Value (Pricing)

The NAV will be determined as of the close of the New York Stock Exchange on each day the exchange is open. The New York Stock Exchange is closed on national holidays, so the NAV will not be calculated on those days. The New York Stock
Exchange is not open on New Year's Day, Martin
Luther King Jr. Day, President's Day, Good Friday,
Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day.
The NAV is determined using the following formula:

          Value of Fund Assets - Fund liabilities
NAV =     ---------------------------------------
          Number of Outstanding Shares

Fund securities are valued at the latest available market price. If market quotations are not readily available for some securities held by the Fund, the officers will value securities at fair market value in accordance with methods approved by the Board of Directors.

Litigation

As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity.

Auditors

Tait, Weller & Baker, Certified Public Accountants of Philadelphia, PA have been selected as the independent accountants and auditors of the Fund.
Tait, Weller & Baker certify the financial statements of many mutual funds in the country.
The firm has no direct or indirect interest in the Fund or its Advisor.

Privacy Policy
We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms;
and (ii) information about your transactions with us.

Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers' places of business. These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public information about you to the entities described above.

Proxy Voting

It is the policy of the Texas Capital Value & Growth
Portfolio (the "Fund") to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Fund and its shareholders. Thus, the Fund generally votes in line with management's recommendations, as the Fund believes that management of such portfolio companies has its shareholders' best interests in mind. However, in cases where there is strong evidence that the portfolio company's proxy proposal is not in the interest of the Fund or its shareholders, the Fund will vote against management's recommendations.

As the investment adviser of the Fund, First Austin Capital
Management, Inc. ("First Austin") is responsible for voting proxies of Fund portfolio companies according to these Policies and Procedures.

The Fund will follow the above policy with respect to all proxy matters received on behalf of the Fund, including, but not limited to, the following particular matters:

   Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions; and
   Social and corporate responsibility issues.

In following the above policy, the Fund will closely examine portfolio company proxy materials with respect to certain matters, as the Fund believes such matters may benefit management at the short-term cost to shareholders, and thus, may provide strong evidence that the proxy proposal is not in the interest of the Fund or its shareholders. Such matters include, but are not limited to, the following matters:

Changes to capital structure, including increases and decreases of capital and preferred stock issuance; and Stock option plans and other management compensation issues.

In the event that a conflict arises between the interests of Fund shareholders and those of First Austin, the Fund's distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, such conflict will be resolved in accordance with the following procedures.

As soon as reasonably practicable after becoming aware that such a conflict of interest exists, First Austin shall contact an Independent Director of the Fund. First Austin shall disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director's consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, First Austin shall vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Fund, the Fund's portfolio manager reviews all issues up for vote, votes such proxies in accordance with the above Proxy Voting Policy, and submits them to the issuer in a timely manner.

The Fund will maintain the following information with respect to each proxy relating to a Fund portfolio security:

   The name of the issuer of the portfolio security;
   The exchange ticker symbol of the portfolio security;
   The CUSIP number for the portfolio security;
   The shareholder meeting date;
   A brief identification of the matter voted on;
   Whether the matter was proposed by the issuer or by a security holder;
   Whether the Fund cast its vote on the matter;
   How the Fund cast its vote (e.g., for or against the proposal, or abstain); and
   Whether the Fund cast its vote for or against management.

Within three business days of receipt of a request for such information, the Fund will send their proxy voting record to shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller, &
Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                          Year ended September   30,
PER SHARE                       2003      2002      2001        2000      1999
OPERATING
PERFORMANCE

NAV,
BEGINNING OF YEAR              $14.70    $15.15    $14.05      $12.85    $13.45


Net Investment Loss             (.20)    (.17)     (.06)       (.05)     (.20)
Net Realized and Unrealized
Gains/(Losses)                  5.43     (.28)     1.16        1.25      (.40)
TOTAL FROM INVESTMENT
OPERATIONS                      5.23     (.45)     1.10        1.20      (.60)
LESS DISTRIBUTIONS
Net Capital Gains                 -        -         -           -          -

NAV, END OF YEAR               $19.93    $14.70    $15.15      $14.05    $12.85
TOTAL RETURN
FOR FISCAL YEAR                35.6%      (3.0)%     7.8%      9.3%      (8.8)%

RATIOS
/SUPPLEMENTAL DATA
Net Assets
End of Year ($000)            $26,029    $20,409   $26,995      $18,706
$31,104

RATIOS TO
AVERAGE NET ASSETS
Expenses                        1.93%       1.81%      1.84%      1.93%    1.72%
Net Loss                       (1.28)%     (0.90)%    (0.46)%   (0.35)%  (0.93%)
Portfolio Turnover Rate         260.2%      347.5%     451.6%    284.3%   247.9%
Average Debt Per Share           $.23         -        $.01       $.05     $.06
Average Debt Outstanding
($000)                           $291        $3         $18        $82     $226
Average Shares Outstanding
(000)                           1,278       1,545      1,561      1,530    3,723



Total return figures include reinvestment of all dividends and distributions and DO NOT reflect the maximum front-end sales charge.
Operations commenced 11/6/95 for the Value & Growth Portfolio. The ratios for the period from commencement through 9/30/96 have been annualized and are for the period shown, except for total return.

HOW DO I REACH THE FUND?

Advisor
First Austin Capital Management, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX 78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
888-839-7424
Call for questions on your account

Distributor
Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605

Mailing Address
Texas Capital Value Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Auditors
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Counsel
Law Offices of Stephanie Djinis
1749 Old Meadow Rd., Ste. 310
McLean, VA  22102

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room is available by calling
1-202-942-8090. Reports and other information about the Fund company are available on the EDGAR database on the SEC's internet site at http://www.sec.gov, and copies of this information may be obtained upon payment of a duplicating fee, by electronic request to: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

More information about the Fund and its investments is available in the statement of additional information and in the Fund's annual and semi-annual reports to shareholders. They are available at no cost to you by calling 888-839-7424 or by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC.
The reports to shareholders contain management discussions of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You should also obtain and read the Fund's Retirement Booklet that has important disclosures and information relating to IRAs and other Retirement Accounts. To request other information about the Fund or to make shareholder inquiries, call 888-839-7424.

SEC file # 801-31075
Inv Act  # 811-9088





Texas Capital Value Funds, Inc.


Value & Growth Portfolio   CUSIP #882241102  Ticker: TCVGX

PART B
Texas Capital Value Funds
Statement of Additional Information


Value & Growth Portfolio



This document is not a prospectus. You should read this document in conjunction with the appropriate fund's prospectus dated January 31, 2004, and the latest shareholder report, which contains important financial information that is incorporated by reference in this Statement of Additional Information by reference. You may obtain these at no charge by calling 888-839-7424.

January 31, 2004

                                    SAI

FUND HISTORY                         3
VOTING                               3
INVESTMENT OBJECTIVE AND POLICIES    4
FUND TURNOVER                        8
DIRECTORS AND OFFICERS               8
PRINCIPAL HOLDERS OF SECURITES      10
INVESTMENT ADVISOR                  11
SERVICE PROVIDERS                   13
DISTRIBUTION OF THE FUND            13
BROKERAGE                           14
PURCHASE AND REDEMPTION OF SHARES   16
NET ASSET VALUE                     18
TAX DEFERRED RETIREMENT PLANS       19
TAX STATUS                          19
PERFORMANCE INFORMATION             22
APPENDIX A                          25
APPENDIX B                          27

No one has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus. You should not rely on any other information given or any representation made because it may not have been authorized by the Fund or its affiliates. This
SAI and/or the Prospectus are not offers to sell or a solicitation of an offer to buy any securities in any jurisdiction where an offer to sell or solicitation of an offer to buy may not lawfully be made.

Phone Numbers

General Marketing             888-839-4769
Shareholder Information       888-839-7424

This Statement of Additional information constitutes Part B of the Investment Company's registration statement filed with the Securities and Exchange Commission. The Investment Company's advisor and administrator, First Austin Capital
Management, Inc. will be referred to as "us" or "we" in this document. Likewise, any shareholder or prospective shareholder will be referred to as "you". Throughout this document, the phrase
Statement of Additional Information will be shortened to "SAI".

The Value & Growth Portfolio is a non-diversified, open-end investment series of Texas Capital Value
Funds, Inc. and is commonly known as a mutual fund and will be referred to as "Fund" in this SAI.
Texas Capital Value Funds, Inc. will be referred to as "Investment Company" or "Company" in this SAI.

Fund History

The Investment Company is structured so that:

      It is a non-diversified, open-end management investment company organized as a Maryland corporation on June 26, 1995.

      The Company's Articles of Incorporation
      authorize the Board of Directors to issue shares of common stock, par value $.0001 per share.

 The Board of Directors can classify or allocate shares to the Fund or each separate series at its discretion.

 Currently, 100 million shares have been authorized and twenty-five million shares of the Company's authorized common stock have been initially allocated to the Fund. The Fund currently has a fiscal year ending September 30th.

 Each share of the Fund has equal voting, dividend, distribution and liquidation rights.

 There will not normally be meetings of the shareholders for the purpose of electing Directors until and unless less than a majority of the Directors holding office have been elected by shareholders.

 Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.

 When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

VOTING

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in aggregate and not by class or series except as otherwise required by the Investment Company Act of 1940 or Maryland General
Corporation Law.

Notwithstanding any provision of the Maryland
General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Fund outstanding will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder.
In addition, the Articles of Incorporation provide that, to the extent consistent with the General
Corporation Law of Maryland and other applicable law, the Bylaws of the Investment Company may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Fund outstanding.

INVESTMENT OBJECTIVE AND POLICIES

The following information is in addition to the information detailed in the prospectus under the headings "What is the Fund's Investment Strategy?"
and "What can the Fund Invest in?"

The fundamental investment policies detailed below may not be changed for the Fund without the approval of a majority of the Fund's outstanding voting securities. As used in this SAI, a majority of the Fund's outstanding voting securities means the lesser of:

more than 50% of its outstanding voting securities;
or 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

The Fund has adopted the following fundamental investment policies. These policies may not be changed without shareholder approval:

     The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry. This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies or instrumentalities.

     The Fund may not make loans, although it may invest in debt securities, enter into repurchase agreements, and lend its securities.

     The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

     The Fund may not purchase or sell real
     estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate
     Investment Trusts (R.E.I.T's).

     The Fund may not issue senior securities or borrow money except for temporary purposes in amounts up to 33 1/3% of its net assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with respect to permitted instruments shall not be deemed to entail the issuance of senior securities if appropriately covered. The Fund may not make any investments while outstanding borrowings exceed
     5% of the value of its total assets.

     The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities.

     The Fund may not invest in oil, gas, or mineral exploration or development programs or leases.

The Fund's investment objectives, as well as those policies and restrictions which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objectives.
However, the Fund will not change its investment policies or restrictions without written notice to shareholders.

Further Information on the Nature of the Investments held by the Value & Growth Portfolio:

General Characteristics of Convertible Securities

The Fund may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. "High grade" securities are those rated within the three highest ratings categories of Standard & Poor's
Corporation, Moody's Investors Service, Inc.,
Fitch IBCA, Inc., or Duff & Phelps, Inc. or that are determined by the Advisor to be of equivalent quality. For a more complete description of debt ratings, see APPENDIX A. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.
When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income
(or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts (REITs)

Because the Fund may invest its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects.
REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million;
banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

General Characteristics of Securities Lending

In compliance with Securities and Exchange Commission guidelines, any loans of securities in the Fund would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody's, Fitch IBCA, or Duff & Phelps or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund's performance.

Investment in Unseasoned Issuers

The Fund may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

FUND TURNOVER

While it is difficult to predict, we expect that the annual Fund turnover rate of the Value & Growth portfolio may exceed 250%. The Fund turnover has been and will likely continue to be higher than average for most mutual funds. Turnover is a function of the Fund's strategy, changing market conditions, the Fund's short-term success, which has tended to attract market timers, the volatility of stocks, and the tax gains or losses of the Fund.
A higher Fund turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the two most recently completed fiscal years, the turnover rates for the Fund were as follows:

Value & Growth Fund
9/30/02-9/30/03    260.2%
9/30/01-9/30/02    347.5%


Higher turnover can be a reflection of
high returns, which attract market timers, the Fund's tax loss carry-forward, which makes the Fund unlikely to have distributions for the year, and the unsettled conditions within the market.

DIRECTORS AND OFFICERS


The business and affairs of the Fund are managed under the direction of the Board of Directors, while the Fund's officers conduct and supervise the daily business operations of the Fund.

The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:
First Austin Capital Management, Inc., the
Investment Manager; Rafferty Capital Markets,
Distributor; and U.S. Bancorp Fund Services LLC,
Transfer and Dividend Disbursing Agent, and
Custodian.

The Company is not required to and has no intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing individual members of the
Company's Board of Directors or changing fundamental investment policies or for any other matter as required by law.

Two of the independent directors, Mr. Clark and Ms. Claflin are also members of the Audit
Committee of the Board of Directors. The Audit
Committee meets once a year. The purpose of the committee is to meet with the Fund's independent auditors to review the Fund's financial reporting, external audit matters, review fees charged by the auditors and to evaluate the independence of the auditors. The committee is also responsible for recommending the selection, retention or termination of auditors and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund's financial reporting.

The Directors and Officers of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.



                                                                  Number of
                                                                  Portfolios in
                                                                  Investment
                                                                  Company
Name, Age, Address, Principal Occupation,                         Complex
Business Experience for Past Five Years,             Director     Overseen by
Other Directorships held by Director**               Since        Director
-----------------------------------------------------------------------
Mark A. Coffelt, C.F.A*, 49                            1995               1

4131 Spicewood Springs, Suite I-4
Austin, TX 78759

Chairman of the Board of Directors and President of the Texas Capital Value Funds, Inc., Chief
Investment Officer of the Texas Capital Value
Funds, Inc.
Principal Occupations During Past Five Years
President of First Austin Capital Management,
Inc. (1988-Present)  President of Texas Capital,
Inc. (2002-Present)

Janis A. Claflin, 64                                   1995               1

1306 Capital of Texas Highway Ste B-122
Austin, TX 78746

Independent Director

Principal Occupations During Past Five Years
President and owner of Claflin & Associates
(1980-Present)Chairperson of the Trustee
Program Committee on the Board of Directors of the Fetzer Institute (1987-Present)
Licensed Marriage and Family Therapist



Edward K. Clark, Attorney, CPA, 53                     1995               1

2508 Ashley Worth Blvd, Suite 200
Austin, TX 78738

Independent Director

Principal Occupations During Past Five Years
Attorney, CFO and General Counsel for Emergent
Technologies, Inc. (2002-Present)
Member-Kelly, Hart & Hallman (1997-2002)
Certified Public Accountant

John Henry McDonald, CFP, 56                           1995               1

7200 N. MoPac, Suite 315
Austin, TX 78731

Independent Director
Principal Occupations During Past Five Years
President and founder of Austin Asset
Management (1986-Present)
CFP from the College for Financial Planning
Member of the CFP Board of Standards
President of the Austin Society of Institute of Certified Financial Planners.


*Mark A. Coffelt is an "interested person" of the Fund as defined by the 1940 Act, because of his position with the Investment Manager.
** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the of the Securities and Exchange Act or any company registered as an investment company under the 1940 Act.

The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK A. COFFELT, CFA. -- Chief Executive Officer,
President, and Portfolio Manager.
Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management. He is a Chartered Financial Analyst of the Association of Investment Management and Research. Prior to founding the Fund's advisor, First Austin Capital Management, Inc. in
1987, he was Controller of Racal-Milgo, a data communications company. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.


ERIC D. BARDEN, CFA - Portfolio Manager. He is 30 years old. Mr. Barden received a BA in Government and Economics from the University of Texas. He is a Chartered Financial Analyst of the Association of Investment Management and Research. He joined
First Austin in 1995 as an Investment Advisor and has been a portfolio manager since 1996.


RYAN M. BARDEN - Secretary, Chief Operations Officer,
Chief Compliance Officer.  He is 28 years old.  Mr.
Barden received a BA in Political Science from the University of Kansas. He joined First Austin in
1997 as a Wholesaler, and has worked as a Registered
Representative at Janus Capital.


     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of December 31, 2003 by each Director of the Fund owning shares on such date.


Name of Director   Dollar Range of Equity      Aggregate Dollar Range of Equity
                   Securities in the Fund        Securities in All Registered
                                               Investment Companies Overseen by
                                                 Director in Investment Company
                                                            Complex
-------------------------------------------------------------------------------
John Henry McDonald           None                            None

Janis Claflin                 None                            None

Ed Clark                 $10,001-$50,000                $10,001-$50,000

Mark Coffelt              over $100,000                  over $100,000


     As of December 31, 2003, no independent director owned beneficially or of record any securities in the Fund's investment adviser or principal underwriter or in any person controlled by, under common control with, or controlling such investment adviser or principal underwriter.




Board of Directors Compensation Table
NAME OF PERSON   AGGREGATE     PENSION   OR  ESTIMATED   TOTAL
& POSITION       COMPENSATION  RETIREMENT    RETIREMENT  COMPENSATION
                 FROM FUND     BENEFITS      BENEFITS    FROM FUND AND
                               ACCRUED AS    UPON        FUND COMPLEX
                               PART OF FUND  RETIREMENT  PAID TO DIRECTORS
                               EXPENSES

Mark A. Coffelt*    $0           $0             $0           $0
President &
Chief Investment
Officer

Edward D. Clark     $6,000**     $0             $0           $6,000**
Director

John H. McDonald    $6,000**     $0             $0           $6,000**
Director

Janis Claflin       $6,000**     $0             $0           $6,000**
Director

**Such compensation is paid by the Adviser as part of the administrative expense to the Fund.

*Interested director

PRINCIPAL HOLDERS OF SECURITIES

As of the end of the fiscal year, officers and directors of the Texas Capital Value Funds, Inc., owned 2.17% of all outstanding securities of the Fund in the aggregate. To the knowledge of the Fund's management, as of January 1, 2004, the persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Value & Growth Portfolio

Charles Schwab & Co.      40.89%
101 Montgomery St.
San Francisco, CA  94104

INVESTMENT ADVISOR

First Austin Capital Management is controlled by
Mark A. Coffelt, an affiliated person of the Fund, and his wife, Jane Coffelt through a partnership which owns 100% of the outstanding shares of First
Austin Capital Management.  Mark A. Coffelt is the
President of Texas Capital Value Funds, Inc., Chief
Investment Officer of the Fund, as well as President and Chief Investment Officer of both First Austin
Capital Management, Inc. and Texas Capital, Inc.
Eric Barden is a co-Portfolio Manager and Institutional Marketing Director of the Texas Capital
Value Funds and an Investment Advisor for First Austin
Capital Management.

The Fund has an investment advisory and administrative contract with First Austin Capital Management, Inc.
(First Austin) where:

     First Austin receives a fee, computed daily, at an annual rate of 1.0% of the Fund's average daily net assets.

     First Austin provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

     First Austin acts as the administrator to the Fund, and receives a fee, for administrative services equal to the sum of:
     seven-tenths percent (0.70%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive;
     plus

     five-tenths percent (0.50%) of the amount of assets in the Fund between five million and one dollars ($5,000,001.00) and thirty million dollars ($30,000,000), inclusive; plus twenty-eight hundredths percent (0.28%) of the amount of assets in the Fund between thirty million and one dollars ($30,000,001) and one hundred million dollars ($100,000,000), inclusive;
     plus

     twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars ($100,000,001) and two hundred million dollars ($200,000,000), inclusive, plus twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars ($200,000,001), inclusive.

All assets in the Fund for the purposes of the administration fee calculation are to be rounded to the nearest dollar prior to the computation of any fee owed.

The total amount of fees for the last three years are as follows:

Value &
Growth
Advisory Fees
10/1/02-9/30/03                       $207,274
10/1/01-9/30/02                       $265,441
10/1/00-9/30/01                       $242,879

Administrative Fees
10/1/02-9/30/03                       $113,637
10/1/01-9/30/02                       $142,080
10/1/00-9/30/01                       $126,758



The advisory agreement will continue on a year to year basis pending approval at least annually by either the Board of Directors or the holders of a majority of the outstanding voting securities of the Fund, but in either event, the continuation of the term of an advisory agreement must also be approved by a majority of the Directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for such purpose.
The current Advisory and Administrative Agreement reads that in the event of an assignment by the Advisor of investment advisory services, the advisory agreement will terminate automatically.

In considering approval of the continuance of the Advisory and Administrative Contract, the directors reviewed, among other things, the expenses incurred by the advisor in managing the Fund, the quality of the service provided by, and the investment performance of the Fund under the direction of the advisor and the personnel that had been performing such services. The directors also considered the following factors: (1) the nature, quality and scope of services provided by the advisor to the Fund; (2) the advisor's capacity to continue to provide the advisory services currently being performed and other factors which would affect positively or negatively the continuation of those services; (3) the fairness of the contract terms; (4) the extent to which economies of scale, if available, have been taken into account in setting the fee schedule; (5) the existence of any "fall-out" benefits to the advisor; (6) the comparison of the advisory fees to those of similar funds; and
(7) the profitability of investment advisory business and related revenues to the advisor.
The directors specifically considered the administrative services provided by the advisor and the fact that the advisor's affiliates earned brokerage commissions through the Fund's use of Texas Capital, Inc., an affiliated broker, to execute portfolio trades for the Fund.


First Austin will also act as the administrator to the Fund. The administrator provides the following support services:

     Establishing and maintaining shareholders' accounts and records

     Processing purchase and redemption transactions

     Answering routine client inquiries regarding the Fund

     Preparing registration statements,
     prospectuses, tax returns and proxy
     statements

     Providing daily valuation of the Fund,
     calculating the daily net asset value per share and providing such other services to the Fund as the Company may reasonably request

First Austin may assign administrative services to other groups and providers without automatic termination of the Agreement. The Fund pays a 12(b)-1 fee of 0.25% to the Distributor, who passes through the entire amount to the broker of record.
All fees are computed on the average daily closing net asset value of the Fund and are payable quarterly.

SERVICE PROVIDERS

The Fund has contracted with U.S. Bancorp Fund
Services, LLC for its transfer agent and custodial services. Under the contracts, U.S. Bancorp will process purchase and redemption requests, generate shareholder statements and confirmations, and keep track of shareholder records. U.S. Bancorp will also handle the daily NAV computation, fund accounting, and custody of the Fund's assets. For transfer agent services that U.S. Bancorp provides, compensation is based on number of shareholder accounts. For custodial services, compensation is based on asset size and transactions according to a sliding schedule. Prior to January 1, 2002, U.S. Bancorp Fund Services operated under the name Firstar Trust Company.

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Miwaukee, WI  53202-5207

The Fund has contracted with Tait, Weller & Baker,
Certified Public Accountants, as its independent public accountant. Tait, Weller & Baker will audit the Fund's statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets, and the financial highlights for the periods then ended, for the purpose of expressing an opinion as to whether the financial statements and financial highlights present fairly the financial positions, results of operations and changes in net assets in conformity with accounting principles generally accepted in the United States of America.


Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

DISTRIBUTION OF THE FUND

The following information is in addition to the Investment Company's relationship with the
Distributor outlined in the prospectus.

Rafferty Capital Markets, Inc., 1311 Mamaroneck
Avenue, White Plains, NY 10605, is the Investment
Company's Distributor, and acts as the principal underwriter of the shares of the Fund. The
Distributor agrees to use its best efforts to promote, offer for sale, and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.


The following table reflects the commissions and other compensation received by the distributor from the Fund during the previous three fiscal years.
         Net Underwriting Discounts
         and Commissions

2003     $14,384
2002     $15,562
2001     $4,706

The Fund has adopted a Distribution Assistance,
Promotion, and Administrative Service Plan pursuant to Rule 12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund.
The amount paid to the Distributor under that plan for the last three fiscal years was $190,372.
Eric Barden, acting as a registered representative of Rafferty Capital Markets, Inc. received a portion of the distribution fee as result of his distribution of shares of the Fund.

The following table details payments made under the Investment Company's 12b-1 Plan during fiscal 2003:

Advertising                              $0

Printing/Mailing of Prospectuses         $12,982
to other than current shareholders

Broker-dealer compensation               $63,428

Compensation to underwriter              $14,384

Compensation to sales personnel          $15,191

Interest, carrying, or other             $0
finance charges

The plan compensates the Distributor regardless of the expenses it actually incurs. The 12b-1 expenses for the Fund are used to pay fund "supermarket" fees, and provide
Distribution assistance to brokers for the sale of Fund
Shares and for offsetting Distributor costs.

BROKERAGE

Soft-Dollars

The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices. Some brokers provide research and trade execution services to the Fund for commission rates that are higher than the lowest available rates (soft dollars). We will only use brokers that charge rates that are reasonable and commensurate with the services they provide. We will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist us directly in the investment decision making process and the commission rates are reasonable.
You should be aware that brokerage is the property of the client, and it is our responsibility to trade solely for the benefit of the clients of First Austin and not for the benefit of the Advisor itself.
Some Fund transactions that provide research and trading services benefit some or all of the Advisor's clients. And conversely, research and execution services provided through trading the Advisor's other accounts may benefit the Fund's shareholders. In our opinion, it is impossible to separately determine the benefits from research services for each advisory account.

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. Transactions on United
States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment advisor will take the following into consideration:

     The best net price available;

     The reliability, integrity and financial condition of the broker;

     The size of and difficulty in executing the order;

     The value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis

Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the advisor will consider the research and execution services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Advisor's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research and execution systems and software. Subject to such policies and procedures as the Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Fund. Research and investment information and execution services provided by these and other brokers at no cost to the Advisor is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and, in the opinion of the Advisor, it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

For the last three fiscal years, the amount of brokerage commissions paid by the Fund was as follows: For the year ended September 30, 2003, the amount was $458,368 For the year ended September 30, 2002, the amount was $570,179, and for the year ended September
30, 2001, the amount was $727,041.


Affiliated Transactions

The Board reviews affiliated transactions quarterly. During fiscal 2003, these commissions represented 86.77% of the aggregate brokerage commissions paid by the Fund and 79.05% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.
For the last three fiscal years, the aggregate amount of brokerage commissions paid by the Fund to Samuels Chase Securities, a former affiliate of the Fund's Advisor, was $1,043,674. For the year ended
September 30, 2003, the amount was $0. For the year ended September 30, 2002, the amount was $439,667, and for the year ended September 30, 2001, the amount was $604,007.
For the last three fiscal years, the aggregate amount of brokerage commissions paid by the Fund to Texas Capital, Inc., a broker/dealer owned by the Fund's Advisor, was $409,408. For the year ended
September 30, 2003, the amount was $399,178. For the year ended September 30, 2002, the amount was $10,230, and for the year ended September 30, 2001, the amount was $0.

Purchase and Redemption of Shares

The following information is in addition to the details in the prospectus under the heading, "How do I Purchase Shares?", and "How do I Sell Shares?"
and "What Else do I Need to Know Before Investing?"

You may purchase shares of the Fund through a broker.
The Fund's shares are sold with a 5.75% sales charge.

Ways to Reduce or Avoid Paying the Sales Charge

Aggregation of Accounts

If you fit into one of the following categories, then you may aggregate accounts to qualify for a reduced sales charge:

      an individual, his or her spouse, or their children under 21 purchasing for their own account.

      a trustee or other fiduciary purchasing for a single fiduciary account (including an estate, pension, profit sharing, or employee benefit trust qualified under IRS Code Section 401).

      employee benefit plans of a single employer or affiliated employers.

Statement of Intention

You may write a letter of intent to invest $50,000 or more within a 13 month period and qualify for the reduced sales charge as set forth in the table in the prospectus. Forms for this may be obtained from the Fund by writing or calling the Transfer
Agent at 888-839-7424.
</R
A letter of intent is not an obligation, but if you do not meet the goals detailed in the letter, you are required to pay the difference between the sales charge actually paid and the one that would have been required had you not signed the letter of intent.

Rights of Accumulation

You may get a cumulative discount by adding your current purchase to the net asset value of all shares (based on prices for the previous day) previously purchased and still owned in the Fund.
To benefit from a right of accumulation, you must identify and communicate to the Fund shareholder service staff in writing all links to other accounts.

Sales Charge Exemptions

If you fit into one of the following categories, you are exempt from the sales charge:

      Charter Shareholder (shareholders with at least $10,000 with the Fund before December
      31, 1995)

      Shareholder meeting the requirements of a board approved investment program

      Qualified pension or profit sharing plans with ten or more employees

      Directors, Officers and Employees of the Fund, Advisor, and Distributor and their family members and retirement plans
      (exemption granted to such individuals
      in order to encourage their investing
      in the Fund)

      Registered Representatives of the NASD
      buying for their own account

      Discretionary accounts of bank trust
      departments

      Registered Investment Advisors buying for their clients and themselves

      Charities and religious organizations as defined by IRS Code 501(c)3

      Transfers from other mutual funds when
      dealing directly with the Distributor,
      excluding money market funds (funds that value their shares using Rule 2a-7 of the Investment Company Act of 1940).





Nonpayment

If any order to purchase shares is cancelled due to nonpayment or if the Investment Company does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Investment Company. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the Texas Capital Value Funds. A $20 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent.
The account must be clearly identified, and you must include the number of shares to be transferred, and the signatures of all registered owners, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Transfers Directly with the Distributor

When transferring directly to the Distributor into the Value and Growth Portfolio from another mutual fund (excluding funds that value their shares according to Rule 2a-7 of the Investment Company
Act of 1940), the broker has the discretion to waive the sales charge and transfer the assets on behalf of his client at Net Asset Value.

Additional Information on Redeeming Shares

The right of redemption may be suspended by the Fund, or the date of payment postponed by the Fund, beyond the normal seven-day period, under the following conditions authorized by the 1940
Act:

     For any period during which the New York Stock
     Exchange is closed, other than customary weekend or holiday closings, or during which trading on the New York Stock Exchange is restricted;

     For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to determine the fair value of its net assets; and

     For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000
(or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

Autovest Plan

The Fund offers the Autovest Plan.  The Autovest
Plan is an automatic investment plan detailed in the Fund's prospectus under the heading
"How do I Purchase Shares?" that allows shareholders automatic periodic investment in the Fund.
Engaging in this type of investment plan allows you to dollar cost average your purchases. Details on the benefits of dollar cost averaging are in APPENDIX B.

NET ASSET VALUE

"Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Investment Company not belonging to a particular series. Positions held in the Fund will be valued daily at the last quoted sale price as of the close of the New York Stock Exchange at 4:00 PM EST.
The Fund will be charged with the direct liabilities of the Fund and with a share of the Investment Company's general liabilities.
Subject to the provisions of the Articles of Incorporation and the Bylaws of the Investment
Company, determinations by the Directors as to the direct and allocable expenses and the allocable portion of any general assets with respect to a particular fund are conclusive. Currently, the company has only one series.

Net Asset Value (Pricing)

The NAV will be determined as of the close of the New York Stock Exchange on each day the exchange is open. The NAV is determined using the following formula:

      Value of Fund Assets - Fund liabilities
NAV = ---------------------------------------
           Number of Outstanding Shares

Fund securities are valued at the latest available market price. If market quotations are not readily available for some securities held by the Fund, the officers will value securities at fair market value in accordance with methods approved by the Board of Directors.

Code of Ethics

Texas Capital Value Funds, Inc. and First Austin
Capital Management, Inc. have adopted a Code of Ethics. The Code of Ethics is intended to establish standards and procedures to detect and prevent activities by certain persons ("covered persons") that could raise conflict of interest concerns.
The Code of Ethics addresses, among other things, prohibited securities transactions, including trading based on material non-public information and reporting requirements for covered persons.
In addition, it sets forth the powers and duties of the code's administrator.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Fund offers various forms of IRAs. The minimum initial investment in each of these plans is $2000, or a yearly $2000 minimum is required with a minimum
$100 monthly electronic investment. You may make subsequent investments of $100 or more per account at any time.

Retirement plan applications for the IRA programs should be sent directly to:
U.S. Bancorp Fund Services, LLC ,  P.O. Box 701,
Milwaukee, WI 53201-0701. U.S. Bancorp serves as
Custodian for these tax-deferred retirement plans under the programs made available by the Investment
Company. Applications for these retirement plans received by the Fund will be forwarded to the Custodian for acceptance.

An administrative fee of $15 is deducted from the money sent to you after closing an account. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax advisor before establishing the plan.

TAX STATUS

The Fund intends to be taxed as and is qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code").
Accordingly, the Fund generally must:

     Derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived from its business of investing in such stock, securities or currencies; and diversify its holdings so that, at the end of each fiscal quarter, at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and;

     not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income. Investment income received by the Fund from investments in foreign countries may be subject to foreign income taxes withheld at the source. We do not anticipate that the Fund will "pass through" these taxes to shareholders, but instead, it will deduct them.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,

     at least 98% of its capital gains in excess of its capital losses(adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and all ordinary income and capital gains for previous years that were not distributed during such years.

To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and paid by the Fund during January of the following year.
Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Currency Fluctuations-"Section 988" Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares, potentially increasing capital gains.

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.
Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Upon a redemption, sale or exchange of a shareholder's shares of the Fund, such shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

PERFORMANCE INFORMATION

Performance Presentation

From time to time, the Fund may advertise its average annual total return over various periods of time. This total return figure shows the average percentage change in the value of your investment in the Fund from the beginning date to the ending date of the measurement period. The figure reflects changes in the price of your shares including the payment of the maximum sales load
(except where noted) and assumes that any income dividends and/or capital gains distributions made by the Fund during the period are reinvested.
When applicable, figures will be given for recent one, five, and ten year periods, and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering average total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund also may use "aggregate" total return figures for various periods representing the cumulative change in value of your investment in the Fund for the specific period. Aggregate total returns may be shown by schedules, charts, or graphs, and may be broken down to indicate subtotals of the components of total return (the change in value of initial investment, income dividends, and capital gains distributions).

The Fund may quote average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders.
The Fund may also compare performance to:

 Other mutual funds with similar
 investment objectives

 Stock and other relevant indices

 Rankings prepared by independent services or industry publications.

For example, the Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Value Line Mutual Fund Survey and CDA
Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times,
Investor's Business Daily, USA Today, Barron's,
Money, and Forbes as well as publications of a local or regional nature, may be used in comparing Fund performance.

The Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the NASDAQ Composite OTC Index or NASDAQ Industries
Index, the Consumer Price Index, the Russell 2000
Index, or other indices as the Advisors deem appropriate.

Value & Growth Portfolio Average Annual Total Returns as of September 30, 2003 for the periods indicated.

                                         1 year    5 years    Since
                                                            Inception

Return Before Taxes                      62.29%     7.86%     11.63%

Return After Taxes on                    62.29%     7.86%     11.43%
Distributions

Return After Taxes on
Distributions and Sale of Fund Shares    52.95%     6.83%     10.23%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may Differ from those shown, and after-tax returns shown are not relevant
To investors who hold their Fund shares through tax-deferred arrangements, Such as 401(k) plans or individual retirement accounts;

The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses.


*Returns assume the reinvestment of all distributions.
Inception was 11-06-95.


From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years, all ending on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula
(average annual total return is then expressed as a percentage):

P(1 + T)^n = ERV

T=    average annual total return
P=    a hypothetical initial investment of $1,000
n=    number of years
ERV= ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Performance, assuming the maximum sales load of 5.75% for the Value & Growth Portfolio is computed as follows:

Value & Growth

$1,000(1+.0958)^7.9 = $2,060.05

Where $1,000 is the initial amount invested, .0958 is the average annual total return since inception, after deducting a front-end sales charge of 5.75%, and 7.9 is the number of years for which the return is calculated. $2,060.05 is the Period Ending
Redeemable Value at the end of the fiscal year.
The Fund went effective on November 6, 1995, and the period for which the return has been calculated ended on September 30, 2003.

It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments. In connection with communicating its performance to current or prospective shareholders, the Fund may compare its performance to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index,
Standard & Poor's 500 Composite Stock Price Index
(S&P 500), the NASDAQ OTC Composite Index, the
NASDAQ Industrials Index, and the Russell 2000
Index.

From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar goals, as tracked by independent organizations such as Investment
Company Data, Inc., Lipper Analytical Services,
Inc., CDA Investment Technologies, Inc., Morningstar,
Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and Fund holdings or the appropriate volatility grouping, where volatility is a measure of the Fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used of demographic and economic data. Marketing and other
Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return comparison" which compares the Fund to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money Market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Risk/return comparisons also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

APPENDIX A

LONG-TERM AND SHORT-TERM DEBT RATINGS

A rating issued by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's Advisor believes that the quality of debt securities in which the Fund invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard
& Poor's Corporation, Fitch IBCA, Inc., and Duff
& Phelps, Inc.

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2,
AND 3 IN EACH GENERIC RATING CLASSIFICATION.  THE
MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS
IN THE HIGHER END OF ITS GENERIC RATING CATEGORY,
THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND
THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END
OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA   An obligation rated "AAA" has the highest
rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    An  obligation rated "AA" differs from the
highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A     An  obligation  rated "A" is  somewhat more
susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB   An obligation rated "BBB" exhibits adequate
capacity to pay interest and repay principal.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-):  THE RATINGS FROM "AA" TO
"BBB" MAY BE MODIFIED BY THE ADDITION  OF A PLUS
OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN
THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA   Highest credit quality.  "AAA" ratings
denote the lowest expectation of credit risk.
They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality.  "AA" ratings
denote a very low expectation of credit risk.
They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A     High credit quality. "A" ratings denote a
low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. "BBB" ratings indicate
that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-)  SIGNS ARE USED WITH A RATING
SYMBOL TO INDICATE THE RELATIVE POSITION OF A
CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS
SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA   Highest credit quality.  The risk factors
are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA    High credit quality.  Protection factors
are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A     Protection  factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB   Below-average protection factors but still
considered sufficient  for prudent investment.
Considerable variability in risk during economic cycles.

APPENDIX B


DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

This practice generally reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
 --------------------------------------------------------------------

           Down                   Up                    Mixed
 -------------------    --------------------- -----------------------
           Share   Shares       Share     Shares      Share   Shares
Investment Price   Purchased    Price     Purchased   Price   Purchased
 -------------------    --------------------- ----------------------
$100         10      10            6         16.67      10        10
 100          9      11.1          7         14.29       9        11.1
 100          8      12.5          7         14.29       8        12.5
 100          8      12.5          9         11.1        9        11.1
 100          6      16.67         10        10         10        10
- ----       --      -----         --        -----      --        -----
$500      ***41      62.77      ***39         66.35   ***46       54.7
        *Avg. Cost:  $7.97      *Avg. Cost:   $7.54    *Avg. Cost:$9.14
                     -----                    -----               -----
      **Avg. Price:  $8.20      **Avg. Price: $7.80  **Avg. Price:$9.20
                     -----                    -----               -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration
Statement

Part C - OTHER INFORMATION

ITEM 23 - EXHIBITS

(a)   Articles of Incorporation                             -Included

(b)   By-laws                                               -4

(c)   Instruments Defining Rights of Securities Holders
       (1)Articles of Incorporation                         -4
       (2)Articles Supplementary                            -2

(d)   Investment Advisory Contracts                         -2

(e)   Underwriting Contract
       (1)Distribution Agreement                            -2

(f)   Bonus or Profit Sharing Contracts                     -N/A

(g)   Custodian Agreements                                  -1

(h)   Other Material Contracts
       (1)Transfer Agency Agreement                         -1
       (2)Fund Accounting Agreement                         -1

(i)   Legal Opinion                                         -Included

(j)   Other Opinions
      Consent of Accountants                                -Included

(k)   Omitted Financial Statements                          -N/A

(l)   Initial Capital Agreements
       (1)Articles of Incorporation                         -N/A

(m)   Rule 12b-1 Plan                                       -2

(n)   Rule 18f-3 Plan                                       -N/A

(p)   Code of Ethics                                        -3


        1. Incorporated by reference from Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on December 1, 1998.

        2. Incorporated by reference from Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on September 21, 1999.

        3. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 9, 2001.

        4. Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2002.



Item 24. Persons Controlled by or Under Common Control with the Fund

None

Item 25. Indemnification

The information on indemnification is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement.

Item 26. Business and Other Connections of the Investment Adviser

Information regarding the business, profession, vocation or employment of a substantial nature that each director, officer, and partner of the Advisor is involved with or has been involved in over the last two years is listed in the Prospectus under the heading, "Who Runs the Fund?" and in the Statement of Additional Information under the headings, "Directors and Officers", and "Investment Advisor."

All other information regarding the Advisor is incorporated by reference to its Form ADV as amended:

      First Austin Capital Management, Inc.     File No. 801-31075


Item 27. Principal Underwriters

Other than the Registrant, the Principal Underwriter for the Fund also is the Principal Underwriter for the following investment companies:

Homestate Funds
Potomac Funds
Badgley Funds
Brazos Funds
Golf Associated Funds

Information regarding the Principal Underwriter, including compensation is included under the heading, "Distribution of the Funds" in the Statement of Additional Information.

Note: On 11/1/98, the Registrant changed distributors to Rafferty
Capital Markets.

Set forth below are the names, principal business addresses and positions of each Director and officer of Rafferty Capital Markets, Inc. The principal business address of these individuals is:

Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605

No officer or Director of Rafferty Capital Markets, Inc. serves as an officer or Director of the Registrant.

                        Position and Offices with
Name                    Rafferty Capital Markets, Inc.

Thomas A. Mulrooney     President

Derek Park              Senior Vice President

Stephen Sprague         Chief Financial Officer and Secretary


Item 28. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:


Transfer Agent, Fund Accountant, and Custodian

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Distributor

Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605


Item 29. Management Services

Not Applicable

Item 30. Undertakings

None

Signatures Pursuant to the requirements of the Securities Act of 1933 and the Investment Company
Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Austin the in State of Texas on January
31, 2004. TEXAS CAPITAL VALUE FUNDS, INC.

      by:   /s/Mark A. Coffelt
            Mark A. Coffelt
            President


/s/Mark A. Coffelt       President, Chief Investment Officer and Director
Mark A. Coffelt                                          January 31, 2004

/s/Edward Clark          Director                        January 31, 2004
Edward D. Clark

/s/John Henry McDonald   Director                        January 31, 2004
John Henry McDonald

/s/Janis Claflin         Director                        January 31, 2004
Janis Claflin

/s/Ryan Barden           Secretary                       January 31, 2004
Ryan Barden